Exhibit 99.1

Investor Contact:	Laura Graves
Polycom, Inc.
1.408.586.4271
laura.graves@polycom.com
Press Contact:	Michael Rose
Polycom, Inc.
1.408.586.3839
michael.rose@polycom.com

Polycom Reports Strong Growth in Operating Performance

on Revenues of $349 Million in Fourth Quarter 2014

•Non-GAAP EPS grows 50 percent year-over-year

•GAAP EPS grows 1600 percent year-over-year

SAN JOSE, Calif. – January 22, 2015 – Polycom, Inc. (Nasdaq: PLCM) today reported fourth quarter 2014 revenues of $349 million, non-GAAP net income of $34 million and non-GAAP earnings per diluted share of 24 cents. GAAP net income for the fourth quarter was $20 million, or 15 cents per diluted share. A reconciliation of GAAP to non-GAAP results is provided in the tables at the end of this press release.

“I am pleased with the significant turnaround in our Company’s operating performance during 2014,” stated Peter Leav, President and Chief Executive Officer.  “Polycom’s strategic pillars to drive profitable growth, optimize our cost structure, lead customer success, and build a culture of one winning team will continue to be foundational elements in how we run our business in 2015.”

“Operating margins grew significantly on both a quarterly and full year basis,” said Laura Durr, Chief Financial Officer and Executive Vice President.  “Polycom also generated $91 million in operating cash flow and repurchased $25 million in common stock during the fourth quarter of 2014.”

On a comparative basis, consolidated financial results were:

($ in millions, except per share data)	Q4 2014	Q3 2014	Q4 2013	Year-Over-Year Change
Revenues	$348.9	$335.7	$347.9	—
Non-GAAP Net Income	$33.6	$30.7	$25.4	32%
Non-GAAP EPS	$0.24	$0.22	$0.16	50%
GAAP Net Income (Loss)	$20.5	$17.0	$(2.0)	1140%
GAAP EPS	$0.15	$0.12	$(0.01)	1600%

On a geographic basis, consolidated revenues were comprised of:

($ in millions)	Q4 2014	Q3 2014	Q4 2013	Year-Over-Year Change
Americas	$165.3	$166.4	$170.6	(3)%
% of revenues	47%	50%	49%
Europe, Middle East & Africa (EMEA)	93.7	84.0	89.2	5%
% of revenues	27%	25%	26%
Asia Pacific	89.9	85.3	88.1	2%
% of revenues	26%	25%	25%
Totals *	$348.9	$335.7	$347.9	—

* may not foot due to rounding

By product category, inclusive of its service component, consolidated revenues were comprised of:

($ in millions)	Q4 2014	Q3 2014	Q4 2013	Year-Over-Year Change
UC Group Systems	$219.2	$217.3	$218.1	1%
% of revenues	63%	65%	63%
UC Personal Devices	66.6	60.1	62.1	7%
% of revenues	19%	18%	18%
UC Platform	63.1	58.3	67.7	(7)%
% of revenues	18%	17%	19%
Totals *	$348.9	$335.7	$347.9	—

* may not foot due to rounding

In Q4 2014, Polycom generated a total of $91 million in operating cash flow. Operating cash flow on a trailing 12 month basis was $205 million. Cash and investments at the end of Q4 2014 totaled $688 million, of which approximately $293 million is located onshore. Net of existing debt, cash and investments at the end of Q4 2014 totaled $446 million.

Earnings Call Details

Polycom will hold a conference call today, January 22, 2015, at 5:00 p.m. ET/2:00 p.m. PT to discuss these fourth quarter 2014 financial results and guidance for the first quarter 2015. You may participate by listening to the webcast at www.polycom.com/investors or, for callers in the U.S. and Canada, you may participate by calling 1.800.381.7839 and for callers outside of the U.S. and Canada, by calling 1.212.231.2900. The pass code for the call is “Polycom.” A replay of the call will also be available at www.polycom.com or, for callers in the U.S. and Canada, at 1.800.633.8284 and, for callers outside of the U.S. and Canada, at 1.402.977.9140. The access number for the replay is 21759155. A replay of the call will be available on www.polycom.com for at least three months.

Forward Looking Statements and Risk Factors

This release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 regarding our future financial and operating performance, including profitable growth and optimization of our cost structure. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the impact of competition on our product sales and for our customers and partners and any resulting loss of business; the impact of increased competition due to consolidation in our industry or competition from companies that are larger or that have greater resources than we do; potential fluctuations in results and future growth rates; risks associated with global economic conditions and external market factors; the market acceptance of our products and changing market demands, including demands for differing technologies or product and services offerings; our ability to successfully implement process improvements and cost containment initiatives; changes to our strategic areas of focus; our ability to successfully integrate our acquisitions into our business; possible delays in the development, availability and shipment of new products due to engineering, manufacturing or other delays; increasing costs and the availability and differing uses of capital; changes in key personnel that may cause disruption to the business; the impact of restructuring actions; and the impact of global conflicts that may adversely impact our business. Many of these risks and uncertainties are discussed in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014, and in other reports filed by Polycom with the SEC. Polycom disclaims any intent or obligations to update these forward-looking statements.

Polycom reserves the right to modify future product plans at any time. Products and/or related specifications referenced in this press release are not guaranteed and will be delivered on a when and if available basis.

GAAP to non-GAAP Reconciliation

To supplement our consolidated financial statements presented on a GAAP basis, Polycom uses non-GAAP measures of operating results, net income and income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Polycom’s underlying operational results and trends and our marketplace performance. For example, the non-GAAP results are an indication of our baseline performance before gains, losses, or other charges that are considered by management to be outside of our core operating results. In addition, these adjusted non-GAAP results are among the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or diluted net income per share prepared in accordance with generally accepted accounting principles in the United States.

About Polycom

Polycom helps organizations unleash the power of human collaboration. More than 400,000 companies and institutions worldwide defy distance with secure video, voice and content solutions from Polycom to increase productivity, speed time to market, provide better customer service, expand education and save lives. Polycom and its global partner ecosystem provide flexible collaboration solutions for any environment that deliver the best user experience, the broadest multi-vendor interoperability and unmatched investment protection. Visit www.polycom.com or connect with us on Twitter, Facebook and LinkedIn to learn more.

© 2015 Polycom, Inc. All rights reserved. POLYCOM®, the Polycom logo, and the names and marks associated with Polycom’s products are trademarks and/or service marks of Polycom, Inc. and are registered and/or common law marks in the United States and various other countries. All other trademarks are property of their respective owners.

POLYCOM, INC.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Revenues:
Product revenues	$252,593	$251,044	$960,726	$991,110
Service revenues	96,332	96,898	384,428	377,279
Total revenues	348,925	347,942	1,345,154	1,368,389
Cost of revenues:
Cost of product revenues	109,880	112,435	406,625	422,429
Cost of service revenues	37,913	38,475	153,520	153,189
Total cost of revenues	147,793	150,910	560,145	575,618
Gross profit	201,132	197,032	785,009	792,771
Operating expenses:
Sales and marketing	99,004	109,384	388,761	435,047
Research and development	48,293	51,250	196,495	216,032
General and administrative	25,711	20,141	99,886	96,602
Amortization of purchased intangibles	2,418	2,854	9,781	10,389
Restructuring costs	3,460	13,831	40,347	48,470
Litigation reserves and payments	—	—	3,130	—
Transaction-related costs	—	13	156	3,424
Total operating expenses	178,886	197,473	738,556	809,964
Operating income (loss)	22,246	(441)	46,453	(17,193)
Interest and other income (expense), net
Interest expense	(1,489)	(1,481)	(5,893)	(3,217)
Other income (expense)	627	(753)	2,455	(1,794)
Interest and other income (expense), net	(862)	(2,234)	(3,438)	(5,011)
Income (loss) from continuing operations before provision for (benefit from) income taxes	21,384	(2,675)	43,015	(22,204)
Provision for (benefit from) income taxes	902	(706)	956	(3,669)
Net income (loss) from continuing operations	20,482	(1,969)	42,059	(18,535)
Gain from sale of discontinued operations, net of taxes	—	—	—	459
Net income (loss)	$20,482	$(1,969)	$42,059	$(18,076)
Basic net income (loss) per share:
Net income (loss) per share from continuing operations	$0.15	$(0.01)	$0.31	$(0.11)
Gain per share from sale of discontinued operations, net of taxes	—	—	—	—
Basic net income (loss) per share	$0.15	$(0.01)	$0.31	$(0.11)
Diluted net income (loss) per share:
Net income (loss) per share from continuing operations	$0.15	$(0.01)	$0.30	$(0.11)
Gain per share from sale of discontinued operations, net of taxes	—	—	—	—
Diluted net income (loss) per share	$0.15	$(0.01)	$0.30	$(0.11)
Number of shares used in computation of net income (loss) per share:
Basic	135,785	151,158	136,801	167,272
Diluted	140,802	151,158	142,005	167,272

Note: Earnings per share amounts for continuing operations, discontinued operations and net income, as presented above, are calculated individually and may not sum due to rounding differences.

As a result of the net loss from continuing operations in some of the periods presented, all potentially issuable common shares for those periods have been excluded from the diluted shares used in the computation of earnings per share as their effect is anti-dilutive.

POLYCOM, INC.

Reconciliation of GAAP to Non-GAAP Net Income (Loss)

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
GAAP net income (loss)	$20,482	$(1,969)	$42,059	$(18,076)
Gain from sale of discontinued operations, net of taxes	—	—	—	(459)
Amortization of purchased intangibles	3,149	8,471	12,816	19,750
Restructuring costs	3,460	13,831	40,347	48,470
Litigation reserves and payments	—	—	3,130	—
Transaction-related costs	—	13	156	3,424
Stock-based compensation expense	13,782	11,165	47,960	64,465
Effect of stock-based compensation on warranty rates	84	126	494	547
Costs associated with CEO separation and related SEC investigation	208	802	2,159	2,909
Income tax effect of non-GAAP exclusions	(7,548)	(7,053)	(29,093)	(27,141)
Non-GAAP net income	$33,617	$25,386	$120,028	$93,889
GAAP net income (loss) per share
Basic	$0.15	$(0.01)	$0.31	$(0.11)
Diluted	$0.15	$(0.01)	$0.30	$(0.11)
Non-GAAP net income per share
Basic	$0.25	$0.17	$0.88	$0.56
Diluted	$0.24	$0.16	$0.85	$0.55
Number of shares used in computation of net income (loss) per share:
Basic	135,785	151,158	136,801	167,272
Diluted	140,802	155,310	142,005	171,008

Note: As a result of the GAAP net loss from continuing operations in some of the periods presented, all potentially issuable common shares for those periods have been excluded from the diluted shares used in the computation of GAAP earnings per share as their effect is anti-dilutive.

POLYCOM, INC.

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	December 31, 2014	December 31, 2013
ASSETS
Current assets
Cash and cash equivalents	$443,132	$392,629
Short-term investments	185,783	134,684
Trade receivables, net	169,400	183,369
Inventories	100,328	103,309
Deferred taxes	38,805	37,085
Prepaid expenses and other current assets	61,072	50,352
Total current assets	998,520	901,428
Property and equipment, net	109,195	115,157
Long-term investments	59,197	56,372
Goodwill and purchased intangibles, net	583,798	596,918
Deferred taxes	54,019	51,398
Other assets	26,493	27,757
Total assets	$1,831,222	$1,749,030
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$108,172	$84,640
Accrued payroll and related liabilities	42,901	40,162
Taxes payable	4,056	5,389
Deferred revenue	173,532	172,408
Current portion of long-term debt	6,250	6,250
Other accrued liabilities	86,193	77,744
Total current liabilities	421,104	386,593
Non-current liabilities
Long-term deferred revenue	89,366	87,467
Taxes payable	11,719	12,419
Deferred taxes	173	149
Long-term debt	235,938	242,188
Other non-current liabilities	49,189	43,849
Total liabilities	807,489	772,665
Stockholders' equity	1,023,733	976,365
Total liabilities and stockholders' equity	$1,831,222	$1,749,030

POLYCOM, INC.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Twelve Months Ended
	December 31, 2014	December 31, 2013
Cash flows from operating activities:
Net income (loss)	$42,059	$(18,076)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	57,412	64,779
Amortization of purchased intangibles	12,891	19,825
Amortization of capitalized software development costs for products to be sold	1,704	196
Amortization of debt issuance costs	533	178
Amortization of discounts and premiums on investments, net	1,964	1,816
Provision for doubtful accounts	600	—
Write-down of excess and obsolete inventories	6,532	7,390
Stock-based compensation expense	47,960	64,465
Excess tax benefits from stock-based compensation expense	(3,371)	(920)
Loss on disposal of property and equipment	5,007	5,859
Net gain on sale of discontinued operations	—	(459)
Changes in assets and liabilities, net of effects of acquisitions:
Trade receivables	13,479	13,809
Inventories	(3,551)	(10,739)
Deferred taxes	(17,792)	(14,332)
Prepaid expenses and other assets	(8,456)	(637)
Accounts payable	19,006	(5,184)
Taxes payable	9,825	(5,848)
Other accrued liabilities and deferred revenue	19,624	46,320
Net cash provided by operating activities	205,426	168,442
Cash flows from investing activities:
Purchases of property and equipment	(50,133)	(53,042)
Capitalized software development costs for products to be sold	(4,807)	(2,165)
Purchases of investments	(269,842)	(228,238)
Proceeds from sale of investments	45,492	45,467
Proceeds from maturities of investments	168,328	237,499
Net cash received from sale of discontinued operations	—	556
Net cash paid in purchase acquisitions	—	(7,974)
Net cash used in investing activities	(110,962)	(7,897)
Cash flows from financing activities:
Proceeds from issuance of common stock under employee option and stock purchase plans	23,729	23,326
Proceeds from debt, net of debt issuance costs	—	247,349
Payments on debt	(6,250)	(1,562)
Purchase and retirement of common stock	(64,811)	(515,022)
Excess tax benefits from stock-based compensation expense	3,371	920
Net cash used in financing activities	(43,961)	(244,989)
Net increase (decrease) in cash and cash equivalents	50,503	(84,444)
Cash and cash equivalents, beginning of period	392,629	477,073
Cash and cash equivalents, end of period	$443,132	$392,629

Certain prior period amounts have also been reclassified to conform to the current period presentation.

POLYCOM, INC.

Selected Summary Data

(In millions except per share amounts and headcount)

(Unaudited)

	December 31, 2014	September 30, 2014	December 31, 2013
Balance Sheet Highlights
Cash and investments	$688	$643	$584
Number of shares outstanding	135	136	135
Cash and investments per share	$5.09	$4.71	$4.32
Debt	$242	$244	$248
Operating cash flow - quarterly	$91	$34	$50
Operating cash flow - trailing 12 months	$205	$164	$168
DSO (Days Sales Outstanding)	44	49	48
Inventory turns - GAAP	5.9	5.7	5.8
Inventory turns - non-GAAP	5.8	5.6	5.5
Deferred revenue	$263	$257	$260
Share repurchases:
Quarter-to-date share purchases - shares	1.9	1.9	35.4
Quarter-to-date share repurchases - dollars	$25	$25	$400
Year-to-date share purchases - shares (1)	5.3	3.4	45.2
Year-to-date share repurchases - dollars	$50	$25	$502
Remaining authorization for share repurchases (2)	$150	$175	$—
Ending headcount	3,525	3,528	3,774

	For the Three Months Ended
	December 31, 2014	September 30, 2014	December 31, 2013
Income Statement Highlights
GAAP:
Revenues	$349	$336	$348
Gross margin	57.6%	58.6%	56.6%
Operating expenses	$179	$178	$197
Operating margin	6.4%	5.7%	(0.1)%
Diluted EPS	$0.15	$0.12	$(0.01)
Non-GAAP:
Revenues	$349	$336	$348
Gross margin	58.4%	59.4%	58.8%
Operating expenses	$161	$161	$171
Operating margin	12.3%	11.5%	9.8%
Diluted EPS	$0.24	$0.22	$0.16

(1)

Year-to-date share repurchases include final settlement of shares under prior Accelerated Share Repurchase program completed in the three month period ended June 30, 2014 for which funds were advanced in the three month period ended December 31, 2013.

(2)	Polycom is not obligated to purchase any specific number of shares under its Share Repurchase Program and the program may be modified, suspended or discontinued at any time.

POLYCOM, INC.

Reconciliations of GAAP Measures to Non-GAAP Measures

(In thousands)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
GAAP cost of revenues used in inventory turns	$147,793	$150,910	$560,145	$575,618
Stock-based compensation expense	(1,764)	(1,892)	(6,756)	(8,744)
Effect of stock-based compensation expense on warranty rates	(84)	(126)	(494)	(547)
Amortization of purchased intangibles	(731)	(5,617)	(3,035)	(9,361)
Non-GAAP cost of revenues used in inventory turns	$145,214	$143,275	$549,860	$556,966
GAAP gross profit	$201,132	$197,032	$785,009	$792,771
Stock-based compensation expense	1,764	1,892	6,756	8,744
Effect of stock-based compensation expense on warranty rates	84	126	494	547
Amortization of purchased intangibles	731	5,617	3,035	9,361
Non-GAAP gross profit	$203,711	$204,667	$795,294	$811,423
Non-GAAP gross margin	58.4%	58.8%	59.1%	59.3%

GAAP sales and marketing expense	$99,004	$109,384	$388,761	$435,047
Stock-based compensation expense	(4,496)	(6,828)	(14,893)	(26,570)
Non-GAAP sales and marketing expense	$94,508	$102,556	$373,868	$408,477
Non-GAAP sales and marketing expense as percent of revenues	27.1%	29.5%	27.8%	29.9%

GAAP research and development expense	$48,293	$51,250	$196,495	$216,032
Stock-based compensation expense	(2,995)	(3,056)	(10,299)	(15,634)
Non-GAAP research and development expense	$45,298	$48,194	$186,196	$200,398
Non-GAAP research and development expense as percent of revenues	13.0%	13.9%	13.8%	14.6%

GAAP general and administrative expense	$25,711	$20,141	$99,886	$96,602
Stock-based compensation expense	(4,527)	611	(16,012)	(13,517)
Costs associated with CEO separation and related SEC investigation	(208)	(802)	(2,159)	(2,909)
Non-GAAP general and administrative expense	$20,976	$19,950	$81,715	$80,176
Non-GAAP general and administrative expense as percent of revenues	6.0%	5.7%	6.1%	5.9%

GAAP total operating expenses	$178,886	$197,473	$738,556	$809,964
Stock-based compensation expense	(12,018)	(9,273)	(41,204)	(55,721)
Amortization of purchased intangibles	(2,418)	(2,854)	(9,781)	(10,389)
Restructuring costs	(3,460)	(13,831)	(40,347)	(48,470)
Litigation reserves and payments	—	—	(3,130)	—
Transaction-related costs	—	(13)	(156)	(3,424)
Costs associated with CEO separation and related SEC investigation	(208)	(802)	(2,159)	(2,909)
Non-GAAP total operating expenses	$160,782	$170,700	$641,779	$689,051
Non-GAAP total operating expenses as percent of revenues	46.1%	49.1%	47.7%	50.4%

GAAP operating income (loss)	$22,246	$(441)	$46,453	$(17,193)
Stock-based compensation expense	13,782	11,165	47,960	64,465
Effect of stock-based compensation expense on warranty rates	84	126	494	547
Amortization of purchased intangibles	3,149	8,471	12,816	19,750
Restructuring costs	3,460	13,831	40,347	48,470
Litigation reserves and payments	—	—	3,130	—
Transaction-related costs	—	13	156	3,424
Costs associated with CEO separation and related SEC investigation	208	802	2,159	2,909
Non-GAAP operating income	$42,929	$33,967	$153,515	$122,372
Non-GAAP operating margin	12.3%	9.8%	11.4%	8.9%

POLYCOM, INC.

Summary of Stock-Based Compensation Expense

(In thousands)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Cost of product revenues	$635	$640	$2,463	$2,892
Cost of service revenues	1,129	1,252	4,293	5,852
Stock-based compensation expense in total cost of revenues	1,764	1,892	6,756	8,744
Sales and marketing	4,496	6,828	14,893	26,570
Research and development	2,995	3,056	10,299	15,634
General and administrative	4,527	(611)	16,012	13,517
Stock-based compensation expense in operating expenses	12,018	9,273	41,204	55,721
Total stock-based compensation expense	$13,782	$11,165	$47,960	$64,465